Exhibit 99.1

FedEx Announces Extension of Expiration Date and Amendment of Exchange Offers and Consent Solicitations for Senior Notes

MEMPHIS, Tenn., February 7, 2025 – FedEx Corp. (NYSE: FDX) (“FedEx”) announced today the extension of the expiration date of the offers to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all of its outstanding senior notes of the series listed in the tables below (collectively, the “Existing Notes”) for new notes (the “New Notes”) and the related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Proposed Amendments”) to each of the indentures governing the Existing Notes. The expiration date for each of the Exchange Offers and Consent Solicitations has been extended from 5:00 p.m., New York City time, on February 6, 2025 (the “Prior Expiration Date”) to 5:00 p.m., New York City time, on February 21, 2025 (such date and time with respect to an Exchange Offer, as may be further extended for such Exchange Offer, the “Expiration Date”). The right of a holder of tendered Existing Notes to withdraw all or a portion of such holder’s tendered Existing Notes from the Exchange Offers and Consent Solicitations expired as of 5:00 p.m., New York City time, on January 22, 2025 (the “Early Participation Date”). The settlement date for each Exchange Offer and Consent Solicitation will be promptly following the Expiration Date of such Exchange Offer and Consent Solicitation.

For each $1,000 principal amount of Existing USD Notes (as defined herein) or €1,000 principal amount of Existing Euro Notes (as defined herein) validly tendered and not properly withdrawn at or prior to the Early Participation Date, eligible holders were eligible to receive (a) $970 principal amount of the New USD Notes (as defined herein) of the applicable series or €970 principal amount of the New Euro Notes (as defined herein) of the applicable series, as applicable (the “Exchange Consideration”), plus (b) an early participation payment of $30 principal amount of the New USD Notes of the applicable series and $2.50 in cash or €30 principal amount of the New Euro Notes of the applicable series and €2.50 in cash, as applicable (the “Early Participation Payment”). The total consideration, consisting of (a) $970 principal amount of New USD Notes of the applicable series or €970 principal amount of New Euro Notes of the applicable series, as applicable, issued as Exchange Consideration plus (b) the Early Participation Payment, is herein referred to as the “Total Consideration.”

Subject to the amendments described in this press release, following certain previously announced amendments to the terms of the Exchange Offers, eligible holders of the Company’s 4.200% Notes due 2028, 4.250% Notes due 2030, 3.875% Notes due 2042, 4.050% Notes due 2048, 4.950% Notes due 2048, 5.250% Notes due 2050 and 1.300% Notes due 2031 that validly tendered their Existing Notes after the Early Participation Date but before the Prior Expiration Date were entitled to receive the Total Consideration, including the cash portion of the Early Participation Payment. Eligible Holders of the remaining series of Existing Notes that validly tendered their Existing Notes after the Early Participation Date but before the Prior Expiration Date were entitled to receive $1,000 principal amount of New USD Notes of the applicable series or €1,000 principal amount of New Euro Notes of the applicable series for each $1,000 principal amount of Existing USD Notes or €1,000 principal amount of Existing Euro Notes tendered, but were not eligible to receive the cash portion of the Early Participation Payment.

FedEx further announced today that it has amended the terms of the Exchange Offers solely with respect to the Company’s 3.875% Notes due 2042, 4.050% Notes due 2048, 4.950% Notes due 2048 and 5.250% Notes due 2050 such that eligible holders who validly tender their Existing Notes of such series after the Prior Expiration Date but before the extended Expiration Date will be entitled to receive $1,000 principal amount of New USD Notes of the applicable series or €1,000 principal amount of New Euro Notes of the applicable series for each $1,000 principal amount of Existing USD Notes or €1,000 principal amount of Existing Euro Notes tendered of such series, but will no longer be eligible to receive the cash portion of the Early Participation Payment. Eligible holders of the Company’s 4.200% Notes due 2028, 4.250% Notes due 2030 and 1.300% Notes due 2031 (collectively, the “Non-Majority Existing Notes”) who validly tender their existing Notes of such series after the Prior Expiration Date but before the extended Expiration Date will continue to be eligible to receive the Total Consideration, including the cash portion of the Early Participation Payment. Eligible holders of the remaining series of Majority Existing Notes (as defined herein) who validly tender their Existing Notes of such series after the Prior Expiration Date but before the extended Expiration Date will also continue to be eligible to receive the same consideration described above.

As of the Prior Expiration Date, the requisite number of consents had been received to adopt the Proposed Amendments with respect to each of the following series of Existing Notes (collectively, the “Majority Existing Notes”):

			Majority Existing Notes Tendered at Prior Expiration Date
Title of Series of Notes	CUSIP / ISIN No.	Principal Amount Outstanding	Principal Amount	Percentage
3.400% Notes due 2028	31428XBP0 / US31428XBP06	$500,000,000	$331,470,000	66.29%

3.100% Notes due 2029	31428XBV7 / US31428XBV73	$1,000,000,000	$626,347,000	62.63%

2.400% Notes due 2031	31428XCD6 / US31428XCD66	$1,000,000,000	$603,597,000	60.36%

4.900% Notes due 2034	31428XAX4 / US31428XAX49	$500,000,000	$337,628,000	67.53%

3.900% Notes due 2035	31428XBA3 / US31428XBA37	$500,000,000	$372,894,000	74.58%

3.250% Notes due 2041	31428XCE4 / US31428XCE40	$750,000,000	$607,291,000	80.97%

3.875% Notes due 2042	31428XAT3 / US31428XAT37	$500,000,000	$363,518,000	72.70%

4.100% Notes due 2043	31428XAU0 / US31428XAU00	$500,000,000	$361,714,000	72.34%

5.100% Notes due 2044	31428XAW6 / US31428XAW65	$750,000,000	$538,052,000	71.74%

4.100% Notes due 2045	31428XBB1 / US31428XBB10	$650,000,000	$487,467,000	74.99%

4.750% Notes due 2045	31428XBE5 / US31428XBE58	$1,250,000,000	$872,814,000	69.83%

4.550% Notes due 2046	31428XBG0 / US31428XBG07	$1,250,000,000	$977,780,000	78.22%

4.400% Notes due 2047	31428XBN5 / US31428XBN57	$750,000,000	$582,441,000	77.66%

4.050% Notes due 2048	31428XBQ8 / US31428XBQ88	$1,000,000,000	$525,648,000	52.56%

4.950% Notes due 2048	31428XBS4 / US31428XBS45	$850,000,000	$575,351,000	67.69%

5.250% Notes due 2050	31428XCA2 / US31428XCA28	$1,250,000,000	$722,755,000	57.82%

4.500% Notes due 2065	31428XBD7 / US31428XBD75	$250,000,000	$213,015,000	85.21%

0.450% Notes due 2029	XS2337252931	€600,000,000	€383,764,000	63.96%

0.950% Notes due 2033	XS2337253319	€650,000,000	€380,428,000	58.53%

As of the Prior Expiration Date, FedEx also announced that the requisite number of consents had not been received to adopt the Proposed Amendments with respect to each series of the Non-Majority Existing Notes:

			Non-Majority Existing Notes Tendered at Prior Expiration Date
Title of Series of Notes	CUSIP / ISIN No.	Principal Amount Outstanding	Principal Amount	Percentage
4.200% Notes due 2028	31428XBR6 / US31428XBR61	$400,000,000	$192,003,000	48.00%

4.250% Notes due 2030	31428XBZ8 / US31428XBZ87	$750,000,000	$334,687,000	44.62%

1.300% Notes due 2031	XS2034629134	€500,000,000	€145,122,000	29.02%

Except with respect to the amendments described in this press release, all terms of the Exchange Offers and Consent Solicitations set forth in the Offering Memorandum (as defined herein) remain unchanged.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated January 7, 2025 (the “Offering Memorandum”).

The Exchange Offers and Consent Solicitations are being made in connection with the contemplated Separation (as defined herein). The Separation is not conditioned upon the completion of any of the Exchange Offers or Consent Solicitations, and none of the Exchange Offers or Consent Solicitations is conditioned upon completion of the Separation. As used in this press release, the “Separation” means any sale, exchange, transfer, distribution, or other disposition of assets and/or capital stock of one or more subsidiaries of FedEx resulting in the separation of the FedEx Freight business through the capital markets to create a new publicly traded company.

In this press release, references to the “Existing USD Notes” collectively refer to FedEx’s existing 3.400% Notes due 2028, 4.200% Notes due 2028, 3.100% Notes due 2029, 4.250% Notes due 2030, 2.400% Notes due 2031, 4.900% Notes due 2034, 3.900% Notes due 2035, 3.250% Notes due 2041, 3.875% Notes due 2042, 4.100% Notes due 2043, 5.100% Notes due 2044, 4.100% Notes due 2045, 4.750% Notes due 2045, 4.550% Notes due 2046, 4.400% Notes due 2047, 4.050% Notes due 2048, 4.950% Notes due 2048, 5.250% Notes due 2050 and 4.500% Notes due 2065. References to the “Existing Euro Notes” collectively refer to FedEx’s existing 0.450% Notes due 2029, 1.300% Notes due 2031 and 0.950% Notes due 2033. The Existing USD Notes and the Existing Euro Notes are referred to herein collectively as the Existing Notes. References to “New USD Notes” collectively refer to FedEx’s new 3.400% Notes due 2028, 4.200% Notes due 2028, 3.100% Notes due 2029, 4.250% Notes due 2030, 2.400% Notes due 2031, 4.900% Notes due 2034, 3.900% Notes due 2035, 3.250% Notes due 2041, 3.875% Notes due 2042, 4.100% Notes due 2043, 5.100% Notes due 2044, 4.100% Notes due 2045, 4.750% Notes due 2045, 4.550% Notes due 2046, 4.400% Notes due 2047, 4.050% Notes due 2048, 4.950% Notes due 2048, 5.250% Notes due 2050 and 4.500% Notes due 2065. References to “New Euro Notes” collectively refer to FedEx’s new 0.450% Notes due 2029, 1.300% Notes due 2031 and 0.950% Notes due 2033. The New USD Notes and the New Euro Notes are referred to herein collectively as the New Notes.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Existing Notes who complete and return an eligibility form confirming that they are (a) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is outside the United States and that is (i) not a “U.S. person” within the meaning of Regulation S under the Securities Act and (ii) meets certain other eligibility requirements in their applicable jurisdiction. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, a copy of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (855) 654-2015 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/fedex.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The New Notes offered in the Exchange Offers have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release may be considered forward-looking statements, such as statements regarding the Separation and the expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which FedEx operates; FedEx’s ability to successfully implement its business strategy and global transformation program and optimize its network through Network 2.0, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; FedEx’s ability to achieve its cost reduction initiatives and financial performance goals; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to FedEx’s technology infrastructure; FedEx’s ability to successfully implement the Separation and achieve the anticipated benefits of such transaction; damage to FedEx’s reputation or loss of brand equity; FedEx’s ability to remove costs related to services provided to the U.S. Postal Service (“USPS”) under the contract for Federal Express Corporation to provide the USPS domestic transportation services that expired on September 29, 2024; FedEx’s ability to meet its labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; anti-trade measures and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; FedEx’s ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; failure to receive or collect expected insurance coverage; FedEx’s ability to effectively operate, integrate, leverage, and grow acquired businesses and realize the anticipated benefits of acquisitions and other strategic transactions; noncash impairment charges related to its goodwill and certain deferred tax assets; the future rate of e-commerce growth; evolving or new U.S. domestic or international laws and government regulations, policies, and actions; future guidance, regulations, interpretations, challenges, or judicial decisions related to FedEx’s tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; FedEx’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; any liability resulting from and the costs of defending against litigation; FedEx’s ability to achieve its goal of carbon-neutral operations by 2040; and other factors which can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, and subsequently filed Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contacts

Media

Caitlin Maier

901-434-8100

mediarelations@fedex.com

or

Investor Relations

Jeni Hollander

901-818-7200

ir@fedex.com